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                                                                   EXHIBIT 10.99

                           2000 EQUITY INCENTIVE PLAN
                                       OF
                        COUNTRYWIDE FINANCIAL CORPORATION
                 (AMENDED AND RESTATED EFFECTIVE JUNE 16, 2004)

            SECTION 1. PURPOSE OF PLAN

      The purpose of this 2000 Equity Incentive Plan (Amended and Restated Effective June 16, 2004) (this "Plan") of Countrywide Financial Corporation, a Delaware corporation (the "Company"), is to strengthen the Company by providing an incentive to its employees and directors and thereby encourage them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to employees and directors of the Company and the Subsidiaries (as defined below) an added long-term incentive for high levels of performance and unusual efforts through the grant of Awards (as such term is herein defined).

         SECTION 2. ADMINISTRATION OF PLAN

      2.1 COMPOSITION OF COMMITTEE. This Plan shall be administered by a committee consisting of at least two (2) directors appointed by the Board of Directors of the Company (the "Board") to administer the Plan and to perform functions set forth herein (the "Committee"). Notwithstanding the foregoing, with respect to any action, determination, interpretation, or modification with respect to a specific Award to any director of the Company who is not an employee (a "Nonemployee Director"), the "Committee" shall be comprised of the entire Board. The Committee shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not less than two (2) members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members shall be fully effective as if made by a majority vote at a meeting duly called and held. Each member of the Committee shall be a Disinterested Director and an Outside Director. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiation for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder. For purposes of this Plan, the term "Disinterested Director" means a director of the Company who is "disinterested" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the term "Outside Director" means a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (the "Code").

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      2.2 POWERS OF THE COMMITTEE. The Committee shall be authorized and empowered to do all things necessary or desirable, in its sole discretion, in connection with the administration of this Plan, including, without limitation, the following:

            (a) to prescribe, amend and rescind rules and regulations relating to this Plan (including but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or any Award Document (as defined below)) in the manner and to the extent it shall be deemed necessary or advisable so that the Plan complies with applicable law including Rule 16b-3 under the Exchange Act and the Code to the extent applicable and otherwise to make the Plan fully effective, and to define terms not otherwise defined herein; provided that, unless the Committee shall specify otherwise, for purposes of this Plan (i) the term "Fair Market Value" shall, on any date mean the average of the high and low sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or if such Shares are not so listed or admitted to trading, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and in accordance with Code Section 422; and (ii) the term "Company" shall mean the Company and its Subsidiaries (as such term is defined in Code Section 424(f)) and affiliates, unless the context otherwise requires;

            (b) to determine which persons are Eligible Persons (as defined below), to which of such Eligible Persons, if any, Awards shall be granted hereunder, the number of Awards granted, the timing of any such grants, and to make such grants;

            (c) to determine the number of Shares subject to Options (as defined below) and the exercise or purchase price of such Shares;

            (d) to establish and verify the extent of satisfaction of any performance goals applicable to Awards;

            (e) to prescribe and amend the terms of the agreements or other documents evidencing Awards made under this Plan (which need not be identical);

            (f) to determine whether, and the extent to which, adjustments are required pursuant to Section 8;

            (g) to establish and maintain programs pursuant to which Awards granted under this Plan may be deferred;

            (h) to interpret and construe this Plan, any rules and regulations under this Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company; and

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            (i) to make all other determinations deemed necessary or advisable for the administration of this Plan.

      2.3 DETERMINATIONS OF THE COMMITTEE. All decisions, determinations and interpretations by the Committee regarding this Plan shall be final and binding on the Company and its Subsidiaries and all Eligible Persons and Participants (as defined below). The Committee shall consider such factors as it deems relevant to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any director, officer or employee of the Company and such attorneys, consultants and accountants as it may select.

         SECTION 3. STOCK SUBJECT TO PLAN

      3.1 AGGREGATE LIMITS. The aggregate number of shares of the Company's common stock, par value $.05 per share ("Shares"), that may be made the subject of Awards granted under this Plan is 44,500,000, of which a maximum of 3,000,000 Shares may be issued in the form of Restricted Stock (as defined below). The maximum number of shares subject to the Plan shall be adjusted as provided in
Section 8 of the Plan upon a change in the capital structure of the Company. The maximum number of Shares that may be made the subject of Awards to Nonemployee Directors under this Plan in any one calendar year is 100,000 with respect to Options and 60,000 shares with respect to Restricted Stock. The Company shall reserve for the purpose of this Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

      3.2 TAX-CODE LIMITS. The aggregate number of Shares, subject to Options granted under this Plan during any calendar year to any one Eligible Person, shall not exceed 6,000,000. Notwithstanding anything to the contrary in this Plan, the foregoing limitations shall be subject to adjustment under Section 8 only to the extent that such adjustment will not affect the status of any Option intended to qualify as "performance based compensation" under Code Section 162(m). The foregoing limitations shall not apply to the extent that they are no longer required in order for compensation in connection with grants under this Plan to be treated as "performance-based compensation" under Code Section 162(m).

      3.3 ISSUANCE OF SHARES. Whenever an outstanding Award or a portion thereof expires, is canceled or is otherwise terminated for any reason (other than the surrender of the Award pursuant to Section 9 hereof), the Shares allocable to the expired, canceled or otherwise terminated Award or portion thereof may again be the subject of an Award granted hereunder.

         SECTION 4. PERSONS ELIGIBLE UNDER PLAN

      Any employee of the Company or a Subsidiary, any Nonemployee Director or any nonemployee director of an affiliated company ("Nonemployee Affiliate Director") designated by the Committee as eligible to receive Awards subject to the conditions set forth herein, shall be eligible to receive a grant of an Award under this Plan (an "Eligible Person").

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A "Ten-Percent Stockholder" is an Eligible Person, who, at the time an Option intended to qualify as an incentive stock option under Section 422 of the Code ("ISO") is granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a parent or a subsidiary. An "Optionee" is any current or former Eligible Person to whom an Option has been granted, and a "Participant" is any person to whom an Award has been granted or to whom an Option has been assigned or transferred pursuant to
Section 7.1 (including any estate).

         SECTION 5. PLAN AWARDS

      The Committee, on behalf of the Company, is authorized under this Plan to enter into certain types of arrangements with Eligible Persons and to confer certain benefits on them. Restricted Stock and Options are authorized under this Plan if their terms and conditions are not inconsistent with the provisions of this Plan. For purposes of this Plan an "Option" is a right granted under
Section 6 of this Plan to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other document evidencing the Award (the "Option Document "). Options intended to qualify as ISOs and Options not intended to qualify as ISOs ("Nonqualified Options") may be granted under Section 6. For purposes of this Plan, "Restricted Stock" means Shares issued or transferred pursuant to Section 7A on such terms and conditions as are specified in the agreement or other document evidencing the Award. For purposes of this Plan a "Stock Unit" or a "Restricted Stock Unit" means the right to receive Shares at a future date pursuant to Section 7A on such terms and conditions as are specified in the agreement or other document evidencing the Award. Any agreement evidencing an "Award" hereunder is an "Award Document." For purposes of this Plan, an "Award" is a grant of Restricted Stock, Stock Units, Restricted Stock Units, ISOs or Nonqualified Options.

            SECTION 6. OPTIONS

      The Committee may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Committee or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals, the satisfaction of an event or condition within the control of the recipient of the grant or within the control of others.

      6.1 OPTION DOCUMENT. Each Option Document shall contain provisions regarding (a) the number of Shares that may be issued upon exercise of the Option, (b) the purchase price of the Shares and the means of payment for the Shares, (c) the term of the Option, (d) such terms and conditions of exercisability as may be determined from time to time by the Committee, (e) restrictions on the transfer of the Option and forfeiture provisions and (f) such further terms and conditions, in each case not inconsistent with this Plan as may be determined from time to time by the Committee. The Option Document may be amended at any time by the parties thereto so long as the amended terms are not inconsistent with the Plan. Option Documents evidencing ISOs shall contain such terms and conditions as may be necessary to qualify, to the extent determined desirable by the Committee, with the applicable provisions of Code
Section 422.

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      6.2 OPTION PRICE. The purchase price per share of the Shares subject to each Option granted under this Plan shall equal or exceed one hundred percent (100%) of the Fair Market Value of such Stock on the date the Option is granted (one hundred ten percent (110%) in the case of an ISO granted to a Ten-Percent Stockholder), except that (a) the exercise price of an Option may be higher or lower in the case of Options granted to an employee of a company acquired by the Company in assumption and substitution of Options held by such employee at the time such company is acquired, and (b) in the event an Eligible Person is required to pay or forego the receipt of any cash amount in consideration of receipt of an Option, the exercise price plus such cash amount shall equal or exceed one hundred percent (100%) of the fair market value of such Stock on the date the Option is granted.

      6.3 OPTION TERM. The "Term" of each Option granted under this Plan, including any ISOs, shall be for a period of years from the date of its grant set forth in the Option Document, but in no event shall the Term of an Option extend beyond ten (10) years from the date of grant (five (5) years in the case of an ISO granted to a Ten-Percent Stockholder).

      6.4 OPTION VESTING. Subject to Section 9 hereof, Options granted under this Plan shall be exercisable at such time and in such installments during the period prior to the expiration of the Option's Term as determined by the Committee. The Committee shall have the right to make the timing of the ability to exercise any Option granted under this Plan subject to such performance requirements as deemed appropriate by the Committee. At any time after the grant of an Option the Committee may reduce or eliminate any restrictions surrounding any Participant's right to exercise all or part of the Option.

      6.5 TERMINATION OF EMPLOYMENT OR SERVICE. Unless otherwise provided in an Option Document, an Option shall terminate upon or following an Optionee's termination of employment with the Company and its Subsidiaries, service as a Nonemployee Affiliate Director, and service as a Nonemployee Director of the Company and its Subsidiaries as follows:

            (a) In the event an Optionee's employment as an employee, if any, and service as a Nonemployee Director or Nonemployee Affiliate Director, if any, terminate for any reason other than death, Disability, Cause or Retirement (as such terms are hereinafter defined), then the Optionee may at any time within three (3) months after his or her termination of employment exercise an Option to the extent, and only to the extent, the Option or portion thereof was exercisable at the date of such termination.

            (b) In the event the Optionee's employment as an employee, if any, and service as a Nonemployee Director or Nonemployee Affiliate Director, if any, terminate as a result of Disability, then the Optionee may at any time within one (1) year after such termination exercise such Option to the extent, and only to the extent, the Option or portion thereof was exercisable on the date of termination.

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            (c) In the event an Optionee's employment as an employee, if any, and service as a Nonemployee Director or Nonemployee Affiliate Director, if any, terminate for Cause, the Option shall terminate immediately and no rights thereunder may be exercised.

            (d) In the event an Optionee dies while a Nonemployee Director or Nonemployee Affiliate Director or an employee of the Company or any Subsidiary or within three (3) months after termination as described in clause (a) above of this Section 6.5 or within one (1) year after termination as a result of Disability as described in clause (b) above of this Section 6.5 or Retirement as described in clause (e) below of this
      Section 6.5, then the Option may be exercised at any time within one (1) year after the Optionee's death by the person or persons to whom the Optionee's rights pass by transfer or designation, as the case may be, pursuant to Section 7 of the Plan, or, absent such a transfer or designation, as the case may be, by the person or persons to whom such rights under the Option shall pass by will or the laws of descent and distribution; provided however, that an Option may be exercised to the extent, and only to the extent, that the Option or portion thereof was exercisable on the date of death or earlier termination.

            (e) In the event an Optionee's employment terminates as a result of Retirement, and he or she does not thereafter serve as a Nonemployee Director or Nonemployee Affiliate Director, then the Optionee may at any time within one (1) year after termination of service by reason of Retirement, exercise such Options to the extent, and only to the extent, the Options or portion thereof was exercisable at the date of such termination.

      For purposes of this Section 6.5, the terms Cause, Disability, and Retirement shall have the following meanings: "Cause" means (1) any act of (A) fraud or intentional misrepresentation, or (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any direct or indirect Subsidiary or affiliate of the Company, or (2) willful violation of any law, rule or regulation in connection with the performance of an Optionee's duties (other than traffic violations or similar offenses), or (3) with respect to any officer of the Company or any direct or indirect Subsidiary or affiliate of the Company, commission of any act of moral turpitude or conviction of a felony. "Disability" means a physical or mental infirmity which impairs the Optionee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days. "Retirement" shall mean the attainment of "Early Retirement Age" or "Normal Retirement Age" as these terms are defined in the Countrywide Financial Corporation Defined Benefit Pension Plan.

      Notwithstanding the foregoing, (1) in no event may any Option be exercised by anyone after the expiration of the term of the Option and (2) a termination of service as a Nonemployee Director shall not be deemed to occur so long as the director continues to serve the Company as a director emeritus.

      In the event of the death of any Optionee under this Plan, the term "Optionee" shall thereafter be deemed to refer to the transferees under Section
7.1 hereof or the beneficiary or beneficiaries designated pursuant to Section
7.2 hereof, or, if no such transfer or designation

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is in effect, the person to whom the Optionee's rights pass by will or applicable law, or, if no such person has such right, then the executor or administrator of the estate of such Optionee.

      6.6 PAYMENT OF EXERCISE PRICE. The exercise price of an Option shall be paid in the form of one or more of the following, as the Committee shall specify, either through the terms of the Option Document or at the time of exercise of an Option: (a) personal, certified or cashiers' check, (b) shares of capital stock of the Company that have been held by the Participant for such period of time as the Committee may specify, (c) other property deemed acceptable by the Committee, or (d) any combination of (a) through (c). Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Option Document to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Option Document to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

      6.7 REPRICING. Without the approval of stockholders, the Company shall not reprice any Options. For purposes of this Plan, the term "reprice" shall mean lowering the exercise price of previously awarded Options within the meaning of
Item 402(i) under Securities and Exchange Commission Regulation S-K (including canceling previously awarded Options and regranting them with a lower exercise price).

      6.8 RIGHTS OF OPTIONEE. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (1) the Option shall have been exercised pursuant to the terms thereof, (2) the Company shall have issued and delivered the Shares to the Optionee and (3) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

         SECTION 7. OTHER PROVISIONS APPLICABLE TO OPTIONS

      7.1 TRANSFERABILITY. Unless the Option Document (or an amendment thereto authorized by the Committee) expressly states that the Option is transferable as provided hereunder, no Option granted under this Plan, nor any interest in such Option, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner prior to the vesting or lapse of any and all restrictions applicable thereto, other than pursuant to the beneficiary designation form described in Section 7.2 hereof or by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended. With respect to an Option that is not intended to qualify as an ISO, the Committee may grant such Option or amend such an outstanding Option to provide that the Option is transferable or assignable (i) to a member or members of the Participant's "immediate family," as such term is defined in Rule 16a-1(e) under the Exchange Act, (ii) to a trust for the benefit solely of a member or members of the Participant's immediate family, (iii) to a partnership or other entity whose only owners are members of the Participant's immediate family, provided the instrument of transfer is approved by the Company's Administrative

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Committee of Employee Benefits, Options so transferred are not again transferable other than by will or by the laws of descent and distribution, and that following any such transfer or assignment the Option will remain subject to substantially the same terms applicable to the Option while held by the Participant, as modified as the Committee shall determine appropriate, and the transferee shall execute an agreement agreeing to be bound by such terms.

      7.2 DESIGNATION OF BENEFICIARIES. An Optionee hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation ("Beneficiary Designation"). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however that if the Committee is in doubt as to the entitlement of any such beneficiary to any Option, the Committee may determine to recognize only the legal representative of the Optionee in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

      7.3 DIVIDENDS. Unless otherwise provided by the Committee, no adjustment shall be made in Shares issuable under Options on account of cash dividends that may be paid or other rights that may be issued to the holders of Shares prior to their issuance under any Option. No dividends or dividend equivalent amounts shall be paid to any Participant with respect to the Shares subject to any Option under the Plan.

      7.4 DOCUMENTS EVIDENCING OPTIONS. The Committee shall, subject to applicable law, determine the date an Option is deemed to be granted, which for purposes of this Plan shall not be affected by the fact that an Option is contingent on subsequent stockholder approval of this Plan. The Committee or, except to the extent prohibited under applicable law, its delegate(s) may establish the terms of agreements or other documents evidencing Options under this Plan and may, but need not, require as a condition to any such agreement's or document's effectiveness that such agreement or document be executed by the Participant and that such Participant agree to such further terms and conditions as specified in such agreement or document. The grant of an Option under this Plan shall not confer any rights upon the Participant holding such Option other than such terms, and subject to such conditions, as are specified in this Plan as being applicable to such type of Option (or to all Options) or as are expressly set forth in the agreement or other document evidencing such Option.

      7.5 FINANCING. The Committee may in its discretion, and to the extent permitted by applicable law, provide financing to a Participant in a principal amount sufficient to pay the purchase price of any Option and/or to pay the amount of taxes required by law to be withheld with respect to any Option. Any such loan shall be subject to all applicable legal requirements and restrictions pertinent thereto, including Regulation G promulgated by the Federal Reserve Board. The grant of an Option shall in no way obligate the Company or the Committee to provide any financing whatsoever in connection therewith.

      7.6 ISO LIMITS. The aggregate Fair Market Value (determined as of the date of grant) of Shares underlying an Option intended to qualify as an ISO, with respect to which the ISO is exercisable for the first time by the Optionee during any calendar year (under this

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Plan and all other stock option plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000.

         SECTION 7A. RESTRICTED STOCK

      7A.1 GRANT. The Committee may grant Restricted Stock to Eligible Persons which shall be evidenced by an Award Document between the Company and the person to whom Restricted Stock has been granted (the "Award Holder"). Each Award Document shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Award Documents may provide for the deferred delivery of the Shares beyond the date on which such Awards are no longer subject to a risk of forfeiture and may require that an appropriate legend be placed on Share certificates. Unless otherwise provided in an Award Document, Awards whose restrictions have not lapsed shall be forfeited upon the Award Holder's termination of employment with the Company and its Subsidiaries, service as a Nonemployee Affiliate Director, and service as a Nonemployee director of the Company and its Subsidiaries. Awards granted under this Section 7A.1 shall be subject to the terms and provisions set forth below in this Section 7A.

      7A.2 RIGHTS OF AWARD HOLDER. Subject to the applicability of any effective deferral election, shares of Restricted Stock granted hereunder shall be issued in the name of the Award Holder as soon as reasonably practicable after the grant is made provided that the Award Holder has executed an Award Document evidencing the grant and, in the discretion of the Committee, any other documents which the Committee may require as a condition to the issuance of such Shares. If an Award Holder shall fail to execute the Award Document evidencing an Award, or any documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award shall be deposited with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Award Document, upon delivery of the Shares to the escrow agent, the Award Holder shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

      7A.3 NON-TRANSFERABILITY. Until all restrictions (including without limitation any applicable deferral elections) upon the Shares of Restricted Stock awarded to an Award Holder shall have lapsed in the manner set forth in
Section 7A.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

      7A.4 LAPSE OF RESTRICTIONS. Subject to Section 9 hereof, restrictions upon Shares of Restricted Stock awarded hereunder shall lapse over a period of at least three years or at such other time or times and on such other terms and conditions as the Committee may determine. The Award Document evidencing the Award shall set forth any such restrictions.

      7A.5 TREATMENT OF DIVIDENDS. At the time an Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Award

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Holder of dividends, or dividend equivalents with respect to Unit Awards
(defined below), or a specified portion thereof, declared or paid on such Shares by the Company shall be (a) deferred until the lapsing of the restrictions imposed upon such Shares and (b) held by the Company for the account of the Award Holder until such time. In the event that dividends, or dividend equivalents, are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Shares of Restricted Stock, Restricted Stock Units or Stock Units) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Subject to the applicability of any effective deferral election, payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

      7A.6 DELIVERY OF SHARES. Subject to the applicability of any effective deferral election, upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Award Holder (or electronically transferred as directed) with respect to such Shares, free of all restrictions hereunder.

      7A.7 RESTRICTED STOCK UNITS AND STOCK UNITS. A Restricted Stock Unit Award means the grant of a right to receive Shares in the future, with such right to future delivery of such Shares subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of goals relating to the completion of service or other objectives, as determined by the Committee. A Stock Unit is the right to receive Shares in the future which are no longer subject to the risk of forfeiture, but are not yet deliverable to the Participant. With the prior approval of the Committee, a Participant may elect to receive Restricted Stock Units in lieu of receiving Restricted Stock Awards or Stock Units in lieu of certain approved cash remunerations (generally "Unit Awards").

         SECTION 8. CHANGES IN CAPITAL STRUCTURE

      8.1 CORPORATE ACTIONS UNIMPAIRED. The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of common stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the common stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Further, except as herein expressly provided, (i) the issuance by the Company of shares of stock of any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the

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

payment of a dividend in property other than common stock, or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Restricted Stock, or common stock subject to Options theretofore granted or the purchase price per share, unless the Committee shall determine in its sole discretion that an adjustment is necessary to provide equitable treatment to Participant.

      8.2 ADJUSTMENTS UPON CERTAIN EVENTS. If the outstanding shares of common stock or other securities of the Company, or both, for which the restrictions upon Restricted Stock have lapsed or for which an Option is then exercisable or as to which an Option is to be settled shall at any time be changed or exchanged by declaration of a stock dividend, stock split or reverse stock split, combination of shares, recapitalization, or reorganization, the Committee or the Board shall appropriately and equitably adjust the number and kind of shares of common stock or other securities which are subject to the Plan or subject to any Awards theretofore granted, including the exercise or settlement prices of Options, so as to maintain the proportionate number of shares or other securities without changing the aggregate exercise or settlement price; provided, however, that such adjustment shall be made only to the extent that such adjustment will not affect the status of an Option intended to qualify as an ISO or as "performance based compensation" under Code Section 162(m). In the event the Committee or Board do not otherwise act pursuant to its prescribed authority, that in the event of a stock split, the number of shares available under the Plan or subject to any individual limits or award type limitations shall be automatically adjusted to reflect the ratio of the stock split. Additionally, any outstanding Awards shall be adjusted by proportionately increasing the number of shares covered by, and for stock options, proportionately decreasing the exercise price set forth in, the applicable options. If the Company recapitalizes or otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves (each of the foregoing a "Fundamental Change"), then thereafter upon the lapse of any restrictions upon Restricted Stock or any exercise of Options theretofore granted, the Participant shall be entitled, in the case of Restricted Stock, to the number of shares or, in the case of Options, to purchase under such Options, in lieu of the number of shares of common stock as to which such Options shall then be exercisable, the number and class of shares of stock, securities, cash, property or other consideration to which the Participant would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the Participant had been the holder of record of the number of shares of Restricted Stock or, as applicable, common stock as to which Options is then exercisable.

         SECTION 9. CHANGE OF CONTROL

      9.1 DEFINITIONS. The term "Corporate Change" shall mean the occurrence of any one of the following events:

            (a) An acquisition (other than directly from the Company) of any common stock or other "Voting Securities" (as hereinafter defined) of the Company by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty

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

      five percent (25%) or more of the then outstanding shares of the Company's common stock or the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Corporate Change has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Corporate Change. For purposes of this Plan, (A) "Voting Securities" shall mean the Company's outstanding voting securities entitled to vote generally in the election of directors and (B) a "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (x) the Company or (y) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"), (ii) the Company or any of its Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

            (b) During any period of twenty four (24) consecutive months, individuals who at the beginning of such period constitute the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

            (c) The consummation of:

                  (i) A merger, consolidation or reorganization involving the
            Company, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Company where:

                        (A) the stockholders of the Company, immediately before
                  such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least seventy percent (70%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger, consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

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

                        (B) the individuals who were members of the Incumbent
                  Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or in the event that, immediately following the consummation of such transaction, a corporation beneficially owns, directly or indirectly, a majority of the Voting Securities of the Surviving Corporation, the board of directors of such corporation; and

                        (C) no Person other than (w) the Company, (x) any
                  Subsidiary, (y) any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation, or any Subsidiary, or (z) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of twenty five percent (25%) or more of the then outstanding Voting Securities or common stock of the Company, has Beneficial Ownership of twenty five percent (25%) or more of the combined voting power of the Surviving Corporation's then outstanding Voting Securities or its common stock;

                  (ii) A complete liquidation or dissolution of the Company; or

                  (iii) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

      Notwithstanding the foregoing, a Corporate Change shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of the acquisition of common stock or Voting Securities by the Company which, by reducing the number of shares of common stock or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons; provided, however, that if a Corporate Change would occur (but for the operation of this sentence) as a result of the acquisition of common stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional common stock or Voting Securities which increases the percentage of the then outstanding common stock or Voting Securities Beneficially Owned by the Subject Person, then a Corporate Change shall occur.

      9.2 EFFECT OF CORPORATE CHANGE. Notwithstanding anything contained in the Plan or an Option Document to the contrary, in the event of a Corporate Change:

            (d) (1) all Options outstanding on the date of such Corporate Change shall become immediately and fully exercisable and (2) an Optionee shall be permitted to surrender for cancellation within sixty (60) days after such Corporate Change, any Option or portion of an Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any of (x) (A) in the case of an Option not intended to qualify as an ISO, the greater of (i) the Fair

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

      Market Value, on the date preceding the date of surrender of the Shares subject to the Option or portion thereof surrendered, or (ii) the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered or (B) in the case of an ISO, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered, over (y) the aggregate purchase price for such Shares under the Option or portion thereof surrendered; provided however, that in the case of an Option granted within six (6) months prior to the Corporate Change to any Optionee who may be subject to liability under Section 16(b) of the Exchange Act, such Optionee shall be entitled to surrender for cancellation his or her Option during the sixty (60) day period commencing upon the expiration of six (6) months from the date of grant of any such Option. For purposes of this Section 9.2, the "Adjusted Fair Market Value" means the greater of (1) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Corporate Change or (2) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of the Corporate Change.

            (e) Unless the Committee shall determine otherwise at the time of the grant of an Award, the restrictions upon Shares of Restricted Stock shall lapse upon a Corporate Change. The Award Document evidencing the Award shall set forth any such provision.

         SECTION 10. TAXES

      10.1 WITHHOLDING TAXES. The Company shall have the right to deduct from any distribution of cash to any Optionee, an amount equal to the federal, state and local income taxes and other amounts as my be required by law to be withheld (the "Withholding Taxes") with respect to any Option. If an Optionee is entitled to receive Shares upon exercise of an Option, the Optionee shall pay the Withholding Taxes to the Company prior to the issuance, or release from escrow, of such Shares. If an Optionee makes a disposition, within the meaning of Code
Section 424(c), of any Share or Shares issued pursuant to the exercise of an incentive stock option within the two-year period commencing on the day after the date of the grant or within a one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office, and immediately deliver to the Company the amount of Withholding Taxes. At such time as an Award Holder who is an employee recognizes taxable income in connection with the receipt of Shares hereunder (a "Taxable Event"), the Award Holder shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event prior to the issuance, or release from escrow, of such Shares.

      10.2 PAYMENT OF WITHHOLDING TAXES. Notwithstanding the terms of Section 10.1, the Committee may provide in an Award Document or otherwise that all or any portion of the taxes required to be withheld by the Company or, if permitted by the Committee, desired to be paid by the Participant, in connection with the exercise of a

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

Nonqualified Option or lapse of restrictions on Restricted Stock, but in no event to exceed the supplemental tax rate for withholding tax purposes, at the election of the Participant, may be paid by the Company by withholding shares of the Company's capital stock otherwise issuable or subject to an Option, or by the Participant delivering previously owned shares of the Company's capital stock, in each case having a Fair Market Value equal to the amount required or elected to be withheld or paid. Any such election is subject to such conditions or procedures as may be established by the Committee and may be subject to disapproval by the Committee. It is the Company's intent that this provision shall in any event be administered in a manner that does not result in variable accounting treatment of Option grants.

         SECTION 11. AMENDMENTS OR TERMINATION

      The Board may amend, alter or discontinue this Plan or an Award Document made under this Plan at any time, but except as provided pursuant to the anti-dilution adjustment provisions of Section 8 hereof, no such amendment shall, without the approval of the stockholders of the Company:

            (a) increase the maximum number of shares of common stock for which Awards may be granted under this Plan;

            (b) reduce the price at which Options may be granted below the price provided for in Section 6.2;

            (c) reduce the exercise price of outstanding Options;

            (d) extend the term of this Plan;

            (e) change the class of persons eligible to be Participants; or

            (f) increase the number of shares subject to Nonemployee Director Options granted to a Nonemployee Director above the number approved by stockholders.

Notwithstanding the foregoing provisions of this Section 11, except as provided in Sections 8 and 9 hereof, rights and obligations under any Award granted before any amendment or termination of the Plan shall not be adversely altered or impaired by such amendment or termination, except with the consent of the Award Holder, nor shall any amendment or termination deprive any Award Holder of any Shares which he or she may have acquired through or as a result the Plan.

         SECTION 12. COMPLIANCE WITH OTHER LAWS AND REGULATIONS

      This Plan, the grant and, as applicable, exercise of Awards thereunder, and the obligation of the Company to sell, issue or deliver Shares under such Awards, shall be subject to all applicable federal, state and foreign laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to register in a Participant's name or deliver any Shares prior to the completion of any registration or qualification of such Shares under any federal, state or foreign law or any ruling or regulation of any government body which the Committee shall determine to be necessary or advisable.

      No restrictions upon Restricted Stock shall lapse, and no Option shall be exercisable, unless a registration statement with respect to the Award is effective or the Company has determined that such registration is unnecessary. Unless the Awards and Shares covered by this Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person receiving an Award and/or Shares pursuant to any Award may be required by the Company to give a representation in writing that such person is acquiring such Shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

      The Plan, Nonemployee Director Options and Nonemployee Affiliate Director Options are intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or Option Document in a manner consistent therewith. Any provisions of the Plan inconsistent therewith shall be inoperative and shall not affect the validity of the Plan. Unless otherwise expressly stated in the relevant Option Document, each Option granted under the Plan is intended to qualify as performance-based compensation within the meaning of Code Section 162(m)(4)(C).

         SECTION 13. OPTION GRANTS BY SUBSIDIARIES

      In the case of a grant of an Award to any eligible Employee employed by a Subsidiary, such grant may, if the Committee so directs, be implemented by the Company issuing any subject shares to the Subsidiary, for such lawful consideration as the Committee may determine, upon the condition or understanding that the Subsidiary will transfer the shares to the Award Holder in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. Notwithstanding any other provision hereof, such Award may be issued by and in the name of the Subsidiary and shall be deemed granted on such date as the Committee shall determine.

         SECTION 14. NO RIGHT TO COMPANY EMPLOYMENT

      Nothing in this Plan or as a result of any Award granted pursuant to this Plan shall confer on any individual any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate an individual's employment at any time. The Award Documents may contain such provisions as the Committee may, in its discretion, approve with reference to the effect of approved leaves of absence.

         SECTION 15. LIABILITY OF COMPANY

      The Company and any affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, an Eligible Person or other persons as to:

            (a) The Non-Issuance of Shares. The non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having

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

      jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and

            (b) Tax Consequences. Any tax consequence expected, but not realized, by any Participant, Eligible Person or other person due to the receipt, exercise or settlement of any Awards granted hereunder.

         SECTION 16. EFFECTIVENESS AND EXPIRATION OF PLAN

      This Plan shall be effective on the date the Company's stockholders adopt this Plan. Individuals granted Awards under this Plan who were not otherwise eligible under the Plan approved by Shareholders at the Annual Meeting held on June 16, 2004 are subject to the approval of this Plan by the stockholders prior to the first anniversary date of the effective date of this Plan as amended and restated, by the affirmative vote of the holders of a majority of the outstanding shares of the Company present, or represented by proxy, and entitled to vote, at a meeting of the Company's stockholders or by written consent in accordance with the laws of the State of Delaware; provided that if such approval by the stockholders of the Company is not forthcoming, all Awards granted to previously granted to such persons under this Plan shall be void. No Awards shall be granted pursuant to this Plan more than ten (10) years after the effective date of this Plan.

         SECTION 17. NON-EXCLUSIVITY OF PLAN

      Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including without limitation, the granting of Awards otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

         SECTION 18. GOVERNING LAW

      This Plan and any agreements or other documents hereunder shall be interpreted and construed in accordance with the laws of the State of Delaware and applicable federal law. The Committee may provide that any dispute as to any Award shall be presented and determined in such forum as the Committee may specify, including through binding arbitration. Any reference in this Plan or an Award Document to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect.

      IN WITNESS WHEREOF, the Company has caused this 2000 Equity Incentive Plan (As Amended and Restated Effective June 16, 2004) and approved by the stockholders to be executed by its duly authorized officer this 23rd day of July, 2004.

                                        Countrywide Financial Corporation

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

                                        By: /s/ Leora I. Goren
                                            ------------------------------------
                                            Leora I. Goren
                                            Managing Director, Human Resources

Attest:

/s/ Gerard A. Healy
---------------------------------
Gerard A. Healy
Assistant Secretary

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